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Scudder
Global High
Income Fund, Inc.

Annual Report
October 31, 1999

A non-diversified closed-end investment
company seeking high current income as
its primary objective and capital
appreciation as a secondary objective
through investment principally in global income securities.

Scudder Global High Income Fund, Inc.
================================================================================

Investment objectives and policies
      seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics
      a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
================================================================================

Executive offices Scudder Global High Income Fund, Inc.
      345 Park Avenue New York, NY 10154 For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
      For account information: 1-800-426-5523
      EquiServe
      Investor Relations Department
      P.O. Box 8200
      Boston, MA 02266-8200

Custodian
      Brown Brothers Harriman & Co.

Legal Counsel
      Willkie Farr & Gallagher

Independent Accountants
      PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF

Contents
================================================================================

In Brief ..................................................           3
Letter to Shareholders ....................................           3
Investment Summary ........................................           7
Portfolio Summary .........................................           8
Investment Portfolio ......................................           9
Financial Statements ......................................          12
Financial Highlights ......................................          16
Notes to Financial Statements .............................          17
Report of Independent Accountants .........................          20
Dividend Reinvestment and
   Cash Purchase Plan .....................................          21
Investment Manager ........................................          23
Directors and Officers ....................................  Back cover

Net Asset Value
The Fund's net asset value is listed in the following publications:
      The Wall Street Journal (Mondays)
      The New York Times
      Barron's
      The Financial Times

--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
In Brief
================================================================================

o Scudder Global High Income Fund's return based on net asset value for its most recent fiscal year ended October 31, 1999, was 18.78%. The fund emphasized higher credit quality issuers over the 12 months ended October 31 given the increased volatility which marked the period. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 19.37% during the same period. The fund's return based on its market price was -22.49%.

o Attractive yields and credit improvements in several areas allowed emerging markets to move higher despite Brazil's early devaluation and Ecuador's Brady Bond default.

o The fund benefited from its position in Asia early in the year, as credit upgrades pushed prices higher. We have since increased our weighting in Latin America as we expect economic growth to shift to the region in 2000.

Letter to Shareholders
================================================================================

Dear Shareholders,

During the 12-month period ended October 31, 1999, credit differentiation and regional cycles played key roles in driving emerging market bond returns. Investors increasingly draw a distinction between isolated trouble spots and the overall soundness of the emerging market economy. Despite Brazil's devaluation, Ecuador's Brady Bond default, and the U.S. Federal Reserve's three quarters of a percentage point tightening, emerging markets took a positive step forward during the period as Asia rebounded.

For its most recent fiscal year ended October 31, 1999, the fund posted an 18.78% total return based on net asset value. The fund emphasized higher credit quality issuers over the 12 months ended October 31 given the increased level of volatility in emerging markets during that time. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 19.37% during the period. The fund closed its fiscal year with a net asset value ("NAV") of $5.77, up from $5.45 on October 31, 1998. During the period the fund paid $0.60 per share in income distributions.

Over the 12 months ended October 31, 1999, the fund's share price on the New York Stock Exchange declined from $6.875 to $4.75, for a total return based on market price of -22.49%. The $4.75 price of the shares on October 31, 1999, represented a 17.7% discount to the fund's NAV.

The difference between the performance of the fund and its benchmark index is primarily due to the fund's strong underweight in Russia. Russian assets have staged a sharp recovery during the period on what appear to be overly optimistic assumptions regarding debt service capacity and debt restructuring. The lack of transparency regarding important financial matters in combination with an inability by the government to reduce illegal capital flight leads us to maintain a cautious approach to Russia.

Promising Signs

Over the most recent fiscal year, emerging markets debt began to show signs of a new maturity. Despite turmoil in some key countries during the past year, the market remained on course, yielding attractive returns. And rather than indiscriminately selling all emerging market credits at the first hint of bad news over the past 12 months, investors differentiated among credits of various emerging markets countries -- a promising sign.

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

A potentially troublesome event that, in actuality, presaged a positive turn in the market was Brazil's currency devaluation in January 1999. Though the market initially reacted to pressure on Brazil's fixed currency peg by selling off in late 1998, it rebounded quickly following Brazil's decision to float the real -- a de facto devaluation. Importantly, the Brazilian government acted quickly to shore up support at the International Monetary Fund (IMF) and the World Bank. It also appointed a central bank governor favored by the capital markets, and adopted stringent fiscal and monetary policy stances. Three key factors aided Brazilian sovereign debt's recovery: Brazil adopted tight monetary and fiscal policies; it continued to receive significant foreign direct investment; and investors can now be more confident that Brazil's reserves will be available to finance external debt -- and will not be used up to defend its currency -- going forward.

Following its float, we adopted a wait-and-see approach to Brazil, remaining modestly underweight and watching intently for signs of progress. We have gradually added to our position over the past several quarters as Brazil appears to be making good on its promises to the IMF. In addition, Brazil is receiving record levels of direct investment and is showing signs of economic growth. The country's fiscal health should receive a boost next year when tax revenues reflect a growing economy.

Asia's rebound was another top story this year. An impressive recovery in economic growth has supported broad improvement in fundamentals, driving several credit upgrades in the region. With the nascent recovery in Japan now taking hold, Asian countries should see another boost to exports which until now have been largely sustained by U.S. demand.

Finally, it's interesting to note the increasing instances of active debt management by emerging countries through debt exchanges and Brady bond buybacks. Brazil, for example, recently exchanged some of its Brady debt for Eurobonds. This transaction provided a huge boost for Brazilian debt. The Philippines, Argentina, and Mexico have also undertaken active debt management programs which have helped to boost the market.

Overview of Latin America

The effects of Brazil's devaluation on major Latin American countries were quite mixed. Argentine trade was negatively affected because it is a major exporter to Brazil, while Mexico continued its strong positive trend. In Mexico's case, much of its ability to avoid economic "contagion" results from the country's strong link to the U.S. economy -- more than 85% of Mexican exports go to the United States. Mexico's flexible exchange rate, strong currency, tight fiscal discipline, and declining inflation have also contributed to the country's strong performance and improving credit fundamentals. Rising oil prices are also benefiting Mexico's balance sheet, which relies on oil for one third of its income. While presidential elections in 2000 may add a risk premium to Mexican assets in the short run, we believe that the country's strong fundamental story continues to be compelling. As of the close of the period, Mexico was the fund's largest position.

Venezuela has also performed relatively well over the year, mostly on the strength of oil prices. Unfortunately, President Chavez has continued to focus on constitutional changes rather than on economic reform. Argentine debt rallied strongly late in the third quarter, buoyed by the brightening electoral chances of the market's favored presidential candidate, Fernando de la Rua. We are currently awaiting de la Rua's cabinet appointments. His challenge -- a difficult one -- is to demonstrate fiscal austerity to the international markets and at the same time, promote economic growth internally.

Though Ecuador's Brady Bond default took center stage during the third quarter, this situation was priced into the market for months in advance. The actual default had little lasting impact on other Latin American

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

issuers. The fund, having no Ecuadoran exposure at the time, was largely unaffected. Ecuador needs to enact a fiscal austerity program that will satisfy the IMF, improve its tax collection, and obtain agreements with private investors to lengthen the maturity of its Eurobonds. We expect this to be a drawn-out process.

External Factors

Apart from fundamentals, two "external" factors influenced emerging market bond performance over the period. The U.S. Federal Reserve had a significant impact on global fixed income markets. Its move to a tightening bias in May, and its three subsequent interest rate increases totaling three quarters of a percentage point prompted emerging market investors to worry about how high the Fed would raise interest rates. They also wondered where economic growth would come from if Fed actions did considerably slow the U.S. economy. At this point the market seems confident that the Fed is managing a soft landing for the U.S. economy, an important consideration for emerging markets.

Second, the market focused on issues related to Y2K beginning in the second quarter. Uncertainty over what the market's appetite for new issues would be during the last months of the year (with the approach of the Y2K rollover) raised concerns that issuers would move their remaining 1999 financing needs forward. These concerns put significant pressure on global credit spreads during the second quarter. With supply now declining as year end approaches, volatility has also subsided.

Portfolio Strategy

During the period we sought to identify regions where growth would support credit fundamentals, thereby providing the portfolio with competitive returns, as well as additional stability during periods of market volatility. This led us to a strong weighting in Asia as we entered the first quarter. The return of economic growth in Asia, which has largely been driven by exports, has improved tax collection, external balances, unemployment statistics, and hard currency reserves. All of these factors are important in determining credit ratings, and helped to drive several credit upgrades in the region. At the same time, our concern over the effect that a negative outcome in Brazil might have on that region's economy led us to underweight Latin America during the first quarter.

Our improved outlook for economic growth in Latin America during 2000 has led us to increase the fund's exposure to this region over the final three months of the period. This reallocation has coincided with an improvement in commodity prices, a second important theme for the portfolio: As commodity exporters, many emerging market economies benefit from increasing commodity prices. The rebound in the prices of several key commodities has reinforced our view that Latin America will offer superior returns in the coming months.

Looking Ahead

While risks remain, we believe several key factors will create a positive environment for many emerging market issuers during the coming year. First, an expansion of growth outside the United States should put global economic conditions on a firmer footing. Second, because many emerging market economies export commodities, a firming of commodity prices will help to improve economic fundamentals. And third, the attractive yield on emerging market securities should continue to attract new investors to the asset class.

Overall, we remain optimistic about the markets, and we will continue to emphasize credit quality and liquidity. Global fundamentals remain supportive, and underlying economic trends make us believe that emerging market credit spreads will tighten further. Among the regions we favor, we believe that Latin America remains poised to lead the market higher. With room for further cuts in interest rates, and increasing foreign direct investment in this region, we expect Latin America to continue its economic turnaround. We are, however, mindful of the risks that remain. A sharp

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

downturn in U.S. equities or a significant uptick in U.S. inflation could adversely affect spread levels and emerging market bond prices.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/ Juris Padegs

Juris Padegs
President and
Chairman of the Board

Scudder Global High Income Fund, Inc.
Investment Summary as of October 31, 1999
================================================================================

Historical
Information
Life of Fund

                                                    Total Return (%)
                    ----------------------------------------------------------------------------
                          Market Value           Net Asset Value (a)           Index (b)
                    ---------------------      ---------------------     -----------------------
                                  Average                    Average                     Average
                    Cumulative     Annual      Cumulative     Annual     Cumulative       Annual
                    ---------------------      ---------------------     -----------------------
Quarter               -5.58            --          6.06           --         7.33            --
One Year             -22.49        -22.49         18.78        18.78        20.00         20.00
Three Year           -40.79        -16.03        -36.07       -13.85        19.54          6.13
Five Year            -19.87         -4.33         -3.83        -0.78        85.63         13.16
Life of Fund*         -9.94         -1.43         18.65         2.39       125.62         11.87


--------------------------------------------------------------------------------
Per Share Information and Returns


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN

CHART DATA:

                         Yearly periods ended October 31

                        1992*             -1.89
                        1993              33.69
                        1994              -5.94
                        1995              -3.46
                        1996              55.81
                        1997              14.03
                        1998             -52.80
                        1999              18.78


                          1992*      1993       1994       1995       1996       1997       1998       1999
-----------------------------------------------------------------------------------------------------------
Net Asset Value ....     $13.45     $16.22     $13.41     $11.20     $15.61     $13.11     $ 5.45    $ 5.77
Income Dividends ...     $  .13     $ 1.49     $ 1.51     $ 1.53     $ 1.50     $ 1.50     $ 1.50    $  .06
Capital Gains
Distributions ......     $ --       $  .01     $  .36     $  .15     $   --     $ 2.92     $   --    $   --
Total Return (%) (a)      -1.89      33.69      -5.94      -3.46      55.81      14.03     -52.80     18.78

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholders investment in the Fund based on market price.

(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar-and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P.Morgan Emerging Markets Bond Index
      (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

*     The Fund commenced operations on July 31, 1992.

      On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting it current objective, the cumulative return is -43.04%.

      Past results are not necessarily indicative of future performance of the Fund.

Scudder Global High Income Fund, Inc.
Portfolio Summary as of October 31, 1999
================================================================================

Investment Allocation (Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Sovereign Bonds (1)       100%
                          ===

(1) Includes 49% investments in Brady Bonds

--------------------------------------------------------------------------------
Interest Rate Sensitivity (Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Fixed Rate Bonds          53%
Floating Rate Bonds       47%
                         ---
                         100%
                         ===

--------------------------------------------------------------------------------
Geographical (Excludes 5% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Mexico                    20%
Brazil                    13%
Argentina                  9%
Venezuela                  9%
Russia                     8%
Bulgaria                   6%
Colombia                   5%
Philippines                4%
Turkey                     4%
Other                     22%
                         ---
                         100%
                         ===

Scudder Global High Income Fund, Inc.
Investment Portfolio as of October 31, 1999
================================================================================

                                                                                               Principal      Market
                                                                                            Amount ($) (b)   Value ($)
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.3%

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 10/29/1999 at
  5.2%, to be repurchased at $1,335,579 on 11/1/1999, collateralized by a $1,337,000
  U.S. Treasury Inflationary Index Note, 3.625%, 1/15/2008 (Cost $1,335,000) ................   1,335,000   1,335,000
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
Short Term Notes 2.6%

Federal Home Loan Mortgage Corp., 5.16%**, 11/1/1999 (Cost $1,500,000) ......................   1,500,000   1,500,000
                                                                                                            ---------
---------------------------------------------------------------------------------------------------------------------
Bonds 95.1%

Argentina 8.4%
Argentine Republic, 11%, 12/4/2005 ..........................................................   1,325,000   1,265,373
Argentine Republic, Collateralized Discount Floating Rate Bond, Series L, LIBOR
  plus .8125% (6%), 3/31/2023 ...............................................................     700,000     531,125
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.813%),
  3/31/2005 .................................................................................   3,528,800   3,123,694
                                                                                                            ---------
                                                                                                            4,920,192
                                                                                                            ---------
Brazil 12.0%
Federative Republic of Brazil, 11.625%, 4/15/2004 ...........................................   2,145,000   2,059,200
Federative Republic of Brazil Global Bond, 10.125%, 5/15/2027 ...............................   1,100,000     863,500
Federative Republic of Brazil, 9.375%, 4/7/2008 .............................................   2,220,000   1,820,400
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus .875%
  (7.0%), 4/15/2009 .........................................................................   1,250,000     918,750
Federative Republic of Brazil, Debt Conversion Bond, Floating Rate Bond, Series L, LIBOR
  plus .875%, (7.0%), 4/15/2012 .............................................................   2,075,000   1,361,719
                                                                                                            ---------
                                                                                                            7,023,569
                                                                                                            ---------
Bulgaria 6.0%
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125%, (6.5%),
  7/28/2024 .................................................................................     375,000     277,969
Republic of Bulgaria, Collateralized Floating Rate Interest Reduction Bond, Series A, Step-up
  Coupon, 2.75%, 7/28/2012 ..................................................................     810,000     545,738
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125%, (6.5%), 7/28/2011 ...........   3,470,000   2,645,875
                                                                                                            ---------
                                                                                                            3,469,582
                                                                                                            ---------
Colombia 4.7%
Republic of Colombia, 7.625%, 2/15/2007 .....................................................   1,810,000   1,489,865
Republic of Colombia, 8.625%, 4/1/2008 ......................................................     130,000     110,825

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                               Principal      Market
                                                                                            Amount ($) (b)   Value ($)
---------------------------------------------------------------------------------------------------------------------
Republic of Colombia, 9.75%, 4/23/2009 ......................................................     720,000     655,200
Republic of Colombia, 8.375%, 2/15/2027 .....................................................     650,000     484,250
                                                                                                           ----------
                                                                                                            2,740,140
                                                                                                           ----------
Jamaica 1.8%
Government of Jamaica, 10.875%, 6/10/2005 ...................................................   1,095,000   1,023,825
                                                                                                           ----------
Korea 0.6%
Republic of Korea, 8.875%, 4/15/2008 ........................................................     315,000     327,600
                                                                                                           ----------
Malaysia 2.5%
Government of Malaysia, 8.75%, 6/1/2009 .....................................................   1,440,000   1,479,600
                                                                                                           ----------
Mexico 18.7%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ...................................................   2,860,000   2,459,600
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series B, LIBOR plus .8125% (5.875%), 12/31/2019 ........................   2,600,000   2,275,000
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced Indexed Value
  Recovery Rights), Series C, LIBOR plus .8125% (5.874%), 12/31/2019 ........................   1,500,000   1,312,500
United Mexican States, Floating Rate Discount Bond (Detachable Oil Priced Indexed Value
  Recovery Rights), Series D, LIBOR plus .8125% (6.068%), 12/31/2019 ........................   5,550,000   4,856,250
                                                                                                           ----------
                                                                                                           10,903,350
                                                                                                           ----------
Morocco 2.9%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating Rate
  Bond, LIBOR plus .8125%, (5.906%), 1/1/2009 ...............................................   1,947,500   1,706,497
                                                                                                           ----------
Nigeria 1.8%
Central Bank of Nigeria,  6.25%, 11/15/2020 .................................................   1,750,000   1,028,125
                                                                                                           ----------
Panama 3.3%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4.25%, 7/17/2014 ...............     185,000     137,825
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (6.5%; 4.0% with
  2.5% Interest Capitalization), 7/17/2016 ..................................................   1,827,150   1,370,363
Republic of Panama, 7.875%, 2/13/2002 .......................................................     450,000     437,625
                                                                                                           ----------
                                                                                                            1,945,813
                                                                                                           ----------
Peru 3.7%
Republic of Peru, Floating Rate Interest Reduction Bond, Step-up Coupon, 3.75%, 3/7/2017 ....   3,880,000   2,134,000
                                                                                                           ----------
Philippines 4.2%
Republic of the Philippines, 8.875%, 4/15/2008 ..............................................   1,250,000   1,220,313
Republic of the Philippines, 9.875%, 1/15/2019 ..............................................   1,285,000   1,246,450
                                                                                                           ----------
                                                                                                            2,466,763
                                                                                                           ----------
Russia 7.4%
Russian Federation Principal Loan, Floating Rate Bond, LIBOR plus .8125% (6.063%),
  12/15/2020* ...............................................................................   9,970,000     922,225

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio
================================================================================

                                                                                               Principal      Market
                                                                                            Amount ($) (b)   Value ($)
---------------------------------------------------------------------------------------------------------------------
Russian Ministry of Finance, 11.75%, 6/10/2003 ..............................................   1,840,000   1,122,400
Russian Ministry of Finance, 10%, 6/26/2007 .................................................   4,625,000   2,289,375
                                                                                                           ----------
                                                                                                            4,334,000
                                                                                                           ----------
Slovak Republic 1.7%
Slovak Republic, 9.5%, 5/28/2003 ............................................................     965,000     977,063
                                                                                                           ----------
South Africa 2.8%
Republic of South Africa, 8.375%, 10/17/2006 ................................................     610,000     594,750
Republic of South Africa, 9.125%, 5/19/2009 .................................................     280,000     281,750
Republic of South Africa, 8.5%, 6/23/2017 ...................................................     880,000     772,200
                                                                                                           ----------
                                                                                                            1,648,700
                                                                                                           ----------
Turkey 4.2%
Republic of Turkey, 11.875%, 11/5/2004 ......................................................     855,000     851,819
Republic of Turkey, 12%, 12/15/2008 .........................................................     880,000     891,000
Republic of Turkey, 12.375%, 6/15/2009 ......................................................     672,000     678,720
                                                                                                           ----------
                                                                                                            2,421,539
                                                                                                           ----------
Venezuela 8.4%
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR
  plus .875% (6.313%), 12/18/2007 ...........................................................   5,059,510   4,064,304
Republic of Venezuela, Floating Rate Interest Reduction Bond, Series A, LIBOR plus .875%
  (6.875%), 3/31/2007 .......................................................................     892,850     709,816
Republic of Venezuela, Floating Rate Interest Reduction Bond, Series B, LIBOR plus .875%
  (6.875%), 3/31/2007 .......................................................................     178,570     141,963
                                                                                                           ----------
                                                                                                            4,916,083
                                                                                                           ----------
Total Bonds (Cost $53,796,665) ..............................................................              55,466,441
                                                                                                           ----------
---------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $56,631,665) (a) ..................................              58,301,441
                                                                                                           ==========
---------------------------------------------------------------------------------------------------------------------

*     Non-income producing

**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost of the investment portfolio for federal income tax purposes was $56,897,833. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,403,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,918,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $514,698.

(b)   Principal amounts are stated in U.S. dollars unless otherwise noted.

    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
as of October 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $56,631,665) ...................   $  58,301,441
Cash ...................................................................          41,243
Receivable for investments sold ........................................       6,256,326
Interest receivable ....................................................       1,432,692
Other assets ...........................................................           2,512
                                                                           -------------
Total assets ...........................................................      66,034,214

LIABILITIES
Payable for investments purchased ......................................       7,435,810
Dividends payable ......................................................       1,478,741
Accrued management fee .................................................          56,169
Other payables and accrued expenses ....................................         168,436
                                                                           -------------
Total liabilities ......................................................       9,139,156
                                                                           -------------
Net assets, at market value ............................................   $  56,895,058
                                                                           =============

NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income ...........        (909,055)
Net unrealized appreciation (depreciation) on investments ..............       1,669,776
Accumulated net realized gain (loss) ...................................     (75,028,355)
Paid-in capital ........................................................     131,162,692
                                                                           -------------
Net assets, at market value ............................................   $  56,895,058
                                                                           =============
Net asset value per share ($56,895,058B 9,858,276 shares of common stock
  outstanding, $.01 par value, 100,000,000 shares authorized) ..........           $5.77
                                                                                   =====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
Year Ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income
Interest ...............................................................   $   6,310,973
                                                                           -------------
                                                                               6,310,973
Expenses:
Management fee .........................................................         666,865
Directors' fees and expenses ...........................................          58,620
Custodian and accounting fees ..........................................         186,494
Reports to shareholders ................................................          44,175
Auditing ...............................................................          79,114
Legal ..................................................................          16,243
Services to shareholders ...............................................          41,021
Interest ...............................................................         154,366
Other ..................................................................          31,509
                                                                           -------------
                                                                               1,278,407
                                                                           -------------
Net investment income ..................................................       5,032,566
                                                                           -------------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ............................................................      (6,485,995)
Foreign currency related transactions ..................................            (277)
                                                                           -------------
                                                                              (6,486,272)
                                                                           -------------

Net unrealized appreciation (depreciation) on:
Investments ............................................................      10,532,020
Foreign currency related transactions ..................................          (1,554)
                                                                           -------------
                                                                              10,530,466
                                                                           -------------
Net gain (loss) on investment transactions .............................       4,044,194
                                                                           -------------
Net increase (decrease) in net assets resulting from operations ........   $   9,076,760
                                                                           =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           Years Ended October 31,

Increase (Decrease) in Net Assets                                            1999            1998
----------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................   $  5,032,566    $ 12,629,097
Net realized gain (loss) from investment transactions ...............     (6,486,272)    (68,733,742)
Net unrealized appreciation (depreciation) on investment transactions
during the period ...................................................     10,530,466      (4,023,556)
                                                                        ------------    ------------
Net increase (decrease) in net assets resulting from operations .....      9,076,760     (60,128,201)
                                                                        ------------    ------------
Distributions to shareholders from:
Net investment income ...............................................     (5,900,443)    (12,088,724)
                                                                        ------------    ------------
Tax return of capital ...............................................             --      (2,539,510)
                                                                        ------------    ------------
Fund share transactions:
Proceeds from shares issued in the acquisition of Scudder World
Income Opportunities Fund, Inc. .....................................             --      45,594,929
Reinvestment of distributions .......................................        265,247       1,893,156
                                                                        ------------    ------------
Net increase (decrease) in net assets from Fund share transactions ..        265,247      47,488,085
                                                                        ------------    ------------
Increase (decrease) in net assets ...................................      3,441,564     (27,268,350)
Net assets at beginning of period ...................................     53,453,494      80,721,844
                                                                        ------------    ------------
Net assets at end of period (including accumulated distributions in
excess of net investment income of $909,055 at October 31, 1999) ....   $ 56,895,058    $ 53,453,494
                                                                        ============    ============
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period ...........................      9,807,807       6,155,449
                                                                        ------------    ------------
Shares issued in the acquisition of Scudder World Income
  Opportunities Fund, Inc. ..........................................             --       3,496,614
Shares issued to shareholders in reinvestment of distributions ......         50,469         155,744
                                                                        ------------    ------------
Net increase (decrease) in Fund Shares ..............................         50,469       3,652,358
                                                                        ------------    ------------
Shares outstanding at end of period .................................      9,858,276       9,807,807
                                                                        ============    ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Cash Flows
Year Ended October 31, 1999
--------------------------------------------------------------------------------

Cash flows from operating activities:
Investment income received .....................................................   $   5,410,159
Payment of expenses ............................................................      (1,535,516)
Proceeds from sales and maturities of investments ..............................     196,142,138
Purchases of investments .......................................................    (177,082,740)
Net maturities of short-term investments .......................................       5,303,714
                                                                                   -------------
Cash provided by operating activities ..........................................      28,237,755
                                                                                   -------------
Cash flows from financing activities:
Net increase (decrease) in reverse repurchase agreements .......................     (24,018,516)
Distributions paid (net of reinvestment of dividends) ..........................      (4,156,445)
Cash paid to custodian for borrowings ..........................................         (21,551)
                                                                                   -------------
Cash used by financing activities ..............................................     (28,196,512)
                                                                                   -------------
Increase (decrease) in cash ....................................................          41,243
Cash at beginning of period ....................................................               0
                                                                                   -------------
Cash at end of period ..........................................................   $      41,243
                                                                                   =============
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations ................       9,076,760
Net (increase) decrease in cost of investments .................................      19,994,722
Net (increase) decrease in unrealized appreciation (depreciation) on investments     (10,532,020)
(Increase) decrease in interest receivable .....................................         507,312
(Increase) decrease in receivable for investments sold .........................       3,076,806
(Increase) decrease in other assets ............................................          (1,103)
Increase (decrease) in payable for investments purchased .......................       6,373,944
Increase (decrease) in unrealized appreciation (depreciation) on foreign forward
   currency contracts ..........................................................          (1,554)
Increase (decrease) in accrued expenses ........................................         (92,627)
Increase (decrease) in interest payable ........................................        (164,485)
                                                                                   -------------
Cash provided by operating activities ..........................................   $  28,237,755
                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                                             Years Ended October 31,
                                                              ------------------------------------------------------
                                                                1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......................   $  5.45    $ 13.11    $ 15.61       $ 11.20    $ 13.41
                                                              -------    -------    -------       -------    -------
Net investment income .....................................       .51       1.33       1.28          1.59       1.55
Net realized and unrealized gain (loss) on investment
   transactions ...........................................       .41      (7.49)       .64          4.32      (2.08)
                                                              -------    -------    -------       -------    -------
Total from investment operations ..........................       .92      (6.16)      1.92          5.91       (.53)
                                                              -------    -------    -------       -------    -------
Less distributions:
From net investment income ................................      (.60)     (1.24)     (1.50)        (1.50)     (1.30)
From net realized gains on investment transactions ........        --         --      (2.92)           --       (.15)
Tax return of capital .....................................        --       (.26)        --            --       (.23)
                                                              -------    -------    -------       -------    -------
Total distributions .......................................      (.60)     (1.50)     (4.42)        (1.50)     (1.68)
                                                              -------    -------    -------       -------    -------
Net asset value, end of period ............................   $  5.77    $  5.45    $ 13.11       $ 15.61    $ 11.20
                                                              =======    =======    =======       =======    =======
Market value, end of period ...............................   $  4.75    $  6.88    $ 12.13(b)    $ 13.88    $ 12.13
                                                              =======    =======    =======       =======    =======
Total Investment Return
Per share market value (%) ................................    (22.49)    (36.19)     19.72         27.93       5.78
Per share net asset value (%) (c) .........................     18.78     (52.80)     14.03         55.81      (3.46)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................        57         53         81            95         67
Ratio of operating expenses (excluding interest) to average
   net assets (%) .........................................      2.02       1.60       1.85          1.79       1.96
Ratio of operating expenses to average net assets (%) .....      2.30       2.67       2.36          3.28       3.66
Ratio of net investment income to average net assets (%) ..      9.06      11.28       7.80         11.66      13.59
Portfolio turnover rate (%) ...............................     323.1      323.7      362.3         322.3      365.9

(a)   Based on monthly average shares outstanding during each period.

(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $74,750,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($59,000,000) and October 31, 2007 ($15,750,000), the expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1999.

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $183,456,684 and $193,019,511, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Adviser a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 1999, the fee pursuant to such agreements amounted to $666,865.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $58,620.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $60,609, of which $10,219 is unpaid at October 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at October 31, 1999.

D. Borrowings

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At October 31, 1999, the Fund had no outstanding reverse repurchase agreements. The average weighted daily balance of reverse repurchase agreements outstanding during the period ended October 31, 1999 was $12,116,921. The weighted average interest rate was 4.00%.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. Acquisition of Assets

On November 14, 1997, substantially all of the assets and liabilities of Scudder World Income Opportunities Fund, Inc. ("SWIOF") were acquired by the Fund in a non-taxable exchange of 3,496,614 shares of the Fund (valued at $45,594,929). The net assets of SWIOF acquired included unrealized depreciation of $2,809,625.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 22, 1999

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

      The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

      Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

      Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

      If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

      If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

      Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

      The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

      There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

      With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

      Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

      The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

      A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

      If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

      You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================

      The investment manager of Scudder Global High Income Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

      The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

      In addition to the Fund, the Manager manages the assets of four other closed-end investment companies which invest primarily in foreign securities:
Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and The Argentina Fund, Inc.

Scudder Global High Income Fund, Inc.
Directors and Officers
================================================================================

JURIS PADEGS*
    President, Chairman of the Board,
    and Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. DAHL*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.